UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West International Value Fund
(Institutional Class, Investor Class and Class L)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are LSV Asset Management (“LSV”) and Massachusetts Financial Services Company (“MFS”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 10.83%, relative to a 10.89% return for the MSCI EAFE® Value Index, the Fund’s benchmark index.
LSV Commentary
LSV uses a quantitative stock selection process that is based on years of academic research. The portion of the Fund sub-advised by LSV will have a deep value orientation and a smaller capitalization bias than the benchmark index which complements the approach of the Fund’s other sub-adviser.
Value stocks performed very well in the first quarter (the MSCI EAFE Value Index outperformed the MSCI EAFE Index by nearly 4%) and the portion of the Fund sub-advised by LSV responded well in the period with a tailwind for the deeper value style bias of LSV’s portfolio. The strong excess return in the first quarter was important because for the final three quarters of the year, growth stocks again outperformed value stocks. For the year, the MSCI EAFE Index rose 11.3% while the MSCI EAFE Value Index rose 10.89%. Excess returns in the first quarter helped maintain a margin for the rest of the year.
LSV’s focus on cheaper and smaller stocks helped the portfolio outperform in the first quarter by a wide margin, but those same exposures detracted from results over the next three quarters as growth stocks came back in favor. For the year as a whole, style (deeper value) was slightly positive while smaller capitalization bias was a detractor. The portion of the Fund sub-advised by LSV is essentially country neutral compared to the benchmark index and the firm prefers to focus on stock selection within the benchmark countries rather than taking on country exposures. The focus on low price/book and price/earnings stocks was somewhat helpful for the year but the smaller cap bias did hurt results. Overall, stock selection added value relative to the benchmark index.
MFS Commentary
Market Environment: Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy, and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the U.S. Federal Reserve (“Fed”) reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility, as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.

Signs of excess investor enthusiasm continued to be seen in pockets of the market, such as "meme stocks," popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance: An overweight position and, to a lesser extent, stock selection in the consumer staples sector weighed on performance relative to the MSCI EAFE Value Index. Here, overweight positions in consumer products company Kao (Japan) and chemical products company Henkel (Germany), and holding shares of beverage manufacturer ITO EN* (Japan) and global consumer products company Colgate-Palmolive*, detracted from relative returns.
The underweight allocation to both the financials and energy sectors also weakened relative results. However, there were no individual stocks within the financials sector that were among the top relative detractors over the reporting period. Within the energy sector, not holding shares of strong-performing global energy company Royal Dutch Shell (United Kingdom) held back relative performance.
Elsewhere, holding shares of pharmaceutical firm Kobayashi Pharmaceutical* (Japan), microchip and electronics manufacturer Samsung Electronics* (South Korea) and medical electronic equipment manufacturer Nihon Kohden* (Japan) hindered relative returns as the stocks of all three firms underperformed the benchmark index over the reporting period. Additionally, the overweight positions in security services provider SECOM (Japan) and pharmaceutical products manufacturer Santen Pharmaceutical (Japan) detracted from relative results
Contributors to Performance: Stock selection in both the industrials and materials sectors benefited relative performance over the reporting period. Within the industrials sector, the positions in electrical distribution equipment manufacturer Schneider Electric (France), wiring devices and cable systems manufacturer LeGrand (France), and industrial and commercial steam systems developer Spirax-Sarco Engineering* (United Kingdom) lifted relative returns. Within the materials sector, the holdings of fragrance and flavor products manufacturer Givaudan* (Switzerland) and biotechnology firm Novozymes (Denmark) aided relative performance as the share price of both companies rose over the reporting period.
Not holding any positions in the poor-performing utilities sector also supported relative returns. There were no individual stocks within this sector, held by either the MFS sub-advised portion of the Fund or the benchmark index, that were among the top relative contributors over the reporting period.
Stocks in other sectors that strengthened relative results included holding integrated circuits and electronic devices developer Cadence Design Systems*, premium drinks distributer Diageo* (United Kingdom), luxury goods company Compagnie Financiere Richemont* (France) and global food company Nestle (Switzerland). Not holding shares of poor-performing technology investment firm Softbank (Japan) also helped relative performance.
During the reporting period, the relative currency exposure, resulting primarily from differences between the MFS sub-advised portion of the Fund's and the benchmark index's exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark index.
*Security is not a benchmark constituent.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	11.26%	10.05%	7.77%
Investor Class	10.83%	9.65%	10.26%
Class L	10.56%	9.39%	7.83%
(a) Class L inception date was April 30, 2013.
(b) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2021 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	26.62%
Industrial	18.64
Financial	13.99
Technology	10.48
Consumer, Cyclical	10.34
Basic Materials	9.17
Communications	4.04
Energy	2.18
Government Money Market Mutual Funds	1.65
Utilities	0.92
Diversified	0.25
Short Term Investments	1.72
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,020.00	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
Investor Class
Actual	$1,000.00	$1,017.80	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.40
Class L
Actual	$1,000.00	$1,017.60	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.72
* Expenses are equal to the Fund's annualized expense ratio of 0.70% for the Institutional Class, 1.06% for the Investor Class and 1.32% for the Class L shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 9.37%
66,184	Agnico Eagle Mines Ltd	$ 3,515,472
185,000	Anglo American PLC	7,608,183
23,500	Arkema SA	3,316,897
91,700	BHP Group Ltd(a)	2,768,574
230,500	BlueScope Steel Ltd	3,518,884
80,800	Boliden AB	3,115,628
24,012	Croda International PLC(a)	3,287,324
61,800	Evonik Industries AG	1,996,477
358,000	Fortescue Metals Group Ltd	5,032,306
87,485	Franco-Nevada Corp	12,098,997
4,280	Givaudan SA	22,455,477
36,900	Kaneka Corp	1,211,547
99,900	Kansai Paint Co Ltd	2,172,426
710,000	Kingboard Holdings Ltd	3,459,166
73,300	Mineral Resources Ltd	2,993,988
196,100	Mitsubishi Chemical Holdings Corp	1,454,547
162,500	Mitsubishi Gas Chemical Co Inc	2,754,615
120,900	Mitsui Chemicals Inc	3,249,819
47,700	Nippon Soda Co Ltd(b)	1,373,197
129,075	Novozymes A/S Class B	10,598,323
63,800	Rio Tinto Ltd	4,655,616
651,900	St Barbara Ltd	696,880
52,543	Svenska Cellulosa AB SCA Class B	932,339
51,417	Symrise AG	7,604,291
62,000	Tokuyama Corp	985,882
64,950	Wheaton Precious Metals Corp	2,787,056
51,800	Yara International ASA	2,611,662
		118,255,573
Communications — 4.12%
1,412,200	BT Group PLC(a)	3,247,802
216,800	Deutsche Telekom AG	4,005,917
70,500	Freenet AG(b)	1,863,172
291,500	KDDI Corp	8,524,546
5,328	Nice Ltd Sponsored ADR(b)	1,617,581
348,200	Nippon Telegraph & Telephone Corp	9,522,666
609,300	Nokia OYJ(b)	3,859,112
401,000	Orange SA(a)	4,283,550
296,000	Telefonica SA(a)	1,283,517
48,500	Telenet Group Holding NV(a)	1,769,971
302,800	Television Francaise 1	3,008,743
36,300	United Internet AG	1,439,159
13,179	Wix.com Ltd(b)	2,079,514
47,211	Wolters Kluwer NV	5,556,774
		52,062,024
Consumer, Cyclical — 9.47%
14,020	adidas AG	4,036,988
258,400	Barratt Developments PLC	2,623,210
39,800	Bayerische Motoren Werke AG	3,981,676
Shares		Fair Value
Consumer, Cyclical — (continued)
43,600	Bellway PLC	$ 1,981,025
160,600	Betsson AB Class B	967,388
43,982	Cie Financiere Richemont SA	6,572,445
41,944	Cie Generale des Etablissements Michelin SCA	6,869,758
929,000	Currys PLC	1,443,012
58,800	Daimler AG	4,492,560
29,400	Daimler Truck Holding AG(b)	1,080,806
71,400	Daiwa House Industry Co Ltd	2,051,970
181,000	Daiwabo Holdings Co Ltd(b)	2,894,760
100,600	EDION Corp	939,171
2,827	Faurecia SE	134,497
606,476	Harvey Norman Holdings Ltd	2,179,877
108,200	Haseko Corp(b)	1,342,138
131,500	Honda Motor Co Ltd	3,741,273
440,100	International Consolidated Airlines Group SA(a)(b)	720,350
198,100	Isuzu Motors Ltd	2,465,649
233,700	ITOCHU Corp	7,149,795
56,500	Japan Airlines Co Ltd(b)	1,072,557
83,700	Jardine Cycle & Carriage Ltd	1,278,360
38,900	Kaufman & Broad SA	1,636,434
216,300	Kindred Group PLC	2,562,639
1,038,600	Kingfisher PLC	4,775,870
86,100	Kohnan Shoji Co Ltd	2,533,626
62,600	K's Holdings Corp	608,308
6,547	LVMH Moet Hennessy Louis Vuitton SE	5,410,655
248,400	Marubeni Corp	2,420,161
94,900	Mitsubishi Corp	3,013,370
143,000	Okamura Corp	1,598,218
338,300	Pirelli & C SpA(c)	2,346,281
366,571	Redrow PLC	3,497,465
41,879	Ryanair Holdings PLC Sponsored ADR(b)	4,285,478
166,012	Stellantis NV	3,132,647
202,900	Super Retail Group Ltd	1,838,528
156,700	Teijin Ltd	1,928,717
52,900	Tokmanni Group Corp	1,184,244
64,300	Toyota Boshoku Corp	1,261,592
338,100	Volvo AB Class B	7,819,072
101,200	Yamaha Motor Co Ltd(a)	2,430,735
113,500	Yokohama Rubber Co Ltd(a)	1,820,379
627,500	Yue Yuen Industrial Holdings Ltd(b)	1,050,419
29,503	Zalando SE(b)(c)	2,376,655
		119,550,758
Consumer, Non-Cyclical — 26.28%
60,600	Adecco Group AG	3,088,017
83,282	Amadeus IT Group SA(b)	5,635,206
52,700	Arcs Co Ltd(b)	978,736
171,500	Astellas Pharma Inc	2,791,253
240,800	Babcock International Group PLC(b)	1,042,557
59,100	Bayer AG	3,156,192

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
204,600	British American Tobacco PLC	$ 7,595,741
36,822	Bruker Corp	3,089,734
148,200	Carrefour SA	2,717,020
130	Chocoladefabriken Lindt & Spruengli AG	1,801,909
27,976	Colgate-Palmolive Co	2,387,472
44,070	Danone SA	2,739,364
292,176	Diageo PLC	15,973,012
28,843	EssilorLuxottica SA	6,140,003
190,374	Experian PLC	9,374,433
62,100	Ezaki Glico Co Ltd(a)	1,976,521
56,900	Fresenius SE & Co KGaA	2,287,002
606,700	GlaxoSmithKline PLC	13,207,853
141,400	Imperial Brands PLC	3,097,786
3,000	Indivior PLC(b)	10,428
593,400	Inghams Group Ltd(a)	1,515,572
75,143	Intertek Group PLC	5,730,417
37,400	Ipsen SA	3,422,462
108,000	Ito En Ltd	5,674,570
883,000	J Sainsbury PLC	3,299,419
151,500	Kao Corp(a)	7,934,712
33,420	Kerry Group PLC Class A	4,311,700
77,500	Kobayashi Pharmaceutical Co Ltd(a)	6,095,958
249,600	Koninklijke Ahold Delhaize NV	8,565,351
9,300	Kose Corp	1,055,011
120,300	Lion Corp	1,608,174
37,578	L'Oreal SA	17,917,648
73,600	Medipal Holdings Corp	1,379,626
107,500	Megmilk Snow Brand Co Ltd(b)	1,863,746
716,900	Metcash Ltd(a)	2,344,926
220,564	Nestle SA	30,794,554
107,400	Nihon Kohden Corp	2,944,355
20,500	Nissin Foods Holdings Co Ltd	1,496,160
128,700	Novartis AG	11,309,130
63,410	Ocado Group PLC(b)	1,442,229
74,116	Pernod Ricard SA	17,830,641
82,400	Prima Meat Packers Ltd(b)	1,778,680
46,200	Randstad NV	3,151,633
137,413	Reckitt Benckiser Group PLC	11,827,115
58,208	Roche Holding AG	24,148,244
171,000	Rohto Pharmaceutical Co Ltd	5,170,134
106,200	Sanofi	10,656,520
292,300	Santen Pharmaceutical Co Ltd	3,568,619
196,800	Scandinavian Tobacco Group A/S(c)	4,133,753
66,200	Secom Co Ltd	4,599,990
102,000	Securitas AB Class B	1,403,160
3,043	SGS SA	10,144,445
27,900	Societe BIC SA	1,503,077
30,200	Sohgo Security Services Co Ltd	1,200,021
378,300	Tate & Lyle PLC	3,402,472
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
59,200	Terumo Corp	$ 2,500,643
977,100	Tesco PLC	3,846,243
143,700	Toyo Suisan Kaisha Ltd	6,092,650
18,300	UCB SA	2,088,504
1,986,000	United Laboratories International Holdings Ltd	1,108,615
2,862,751	WH Group Ltd(c)	1,797,101
		331,748,219
Diversified — 0.26%
505,000	CK Hutchison Holdings Ltd	3,251,405
Energy — 2.23%
2,489,600	Beach Energy Ltd	2,285,750
78,000	OMV AG	4,411,111
394,400	Repsol SA	4,670,924
400,500	Royal Dutch Shell PLC Class B	8,792,503
139,900	TotalEnergies SE	7,120,932
351,700	Z Energy Ltd	855,120
		28,136,340
Financial — 14.30%
248,600	3i Group PLC	4,871,676
66,000	Aareal Bank AG	2,153,581
160,100	ABN AMRO Bank NV(a)(c)	2,353,420
388,300	Aegon NV	1,930,454
20,500	Allianz SE	4,835,099
75,900	ASR Nederland NV	3,495,440
126,400	Australia & New Zealand Banking Group Ltd	2,531,954
417,300	Aviva PLC	2,325,530
151,800	AXA SA	4,518,059
17,700	Baloise Holding AG	2,888,868
440,900	Banco Bilbao Vizcaya Argentaria SA	2,614,967
921,078	Banco Santander SA(b)	3,058,967
174,300	Bank Leumi Le-Israel BM	1,869,545
395,800	Bank of Ireland Group PLC(b)	2,241,597
78,400	BNP Paribas SA	5,420,652
212,200	Chiba Bank Ltd	1,213,894
118,300	CNP Assurances	2,926,165
233,700	Credit Agricole SA	3,331,930
378,300	Credit Suisse Group AG	3,667,853
133,100	Dai-ichi Life Holdings Inc	2,684,623
146,700	Danske Bank A/S(a)	2,532,630
121,400	DBS Group Holdings Ltd	2,940,182
134,500	Deutsche Bank AG(b)	1,675,198
170,600	DNB Bank ASA	3,902,260
45,558	Euronext NV(c)	4,736,383
99,200	Fukuoka Financial Group Inc	1,698,777
580,800	Gunma Bank Ltd	1,776,041
208,300	Hachijuni Bank Ltd	711,622
145,453	Hiscox Ltd	1,707,809
198,500	ING Groep NV	2,759,743
65,336	Julius Baer Group Ltd	4,369,169

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Financial — (continued)
26,418	Jyske Bank A/S(b)	$ 1,358,916
638,500	Kerry Properties Ltd	1,662,885
23,853	LEG Immobilien SE	3,325,649
1,003,400	Legal & General Group PLC	4,050,652
3,478,000	Lloyds Banking Group PLC	2,258,346
350,380	Mebuki Financial Group Inc	721,204
210,400	Mediobanca Banca di Credito Finanziario SpA	2,415,490
578,260	Mitsubishi HC Capital Inc	2,860,963
547,200	Mitsubishi UFJ Financial Group Inc	2,978,014
203,073	Mizuho Financial Group Inc	2,579,282
473,800	Nomura Holdings Inc	2,063,707
221,800	Nordea Bank Abp	2,705,638
311,700	North Pacific Bank Ltd	677,143
398,200	ORIX Corp	8,126,537
819,600	Resona Holdings Inc	3,185,110
89,600	Shinoken Group Co Ltd	722,905
53,400	Societe Generale SA	1,835,288
40,600	Sompo Holdings Inc	1,712,252
676,600	Stockland REIT(b)	2,087,316
117,900	Sumitomo Mitsui Financial Group Inc	4,025,967
12,500	Swiss Life Holding AG	7,637,213
103,726	Sydbank AS	3,278,493
98,676	TAG Immobilien AG	2,756,241
674,108	UBS Group AG	12,099,765
986,300	UnipolSai Assicurazioni SpA	2,776,133
293,300	United Overseas Bank Ltd	5,857,706
90,729	Vonovia SE	4,999,359
		180,502,262
Industrial — 19.05%
18,343	Agilent Technologies Inc	2,928,460
1,300	AP Moller - Maersk A/S Class B	4,640,108
553,100	Austal Ltd	784,525
976,400	BAE Systems PLC	7,278,541
57,900	Bekaert SA	2,574,266
98,500	Bouygues SA	3,525,904
91,300	bpost SA(b)	796,903
115,700	Brother Industries Ltd	2,230,062
2,832,000	China Resources Cement Holdings Ltd	2,141,932
102,300	Cia de Distribucion Integral Logista Holdings SA	2,041,450
69,600	Cie de Saint-Gobain	4,896,118
125,000	Deutsche Post AG	8,040,088
25,700	Dfds A/S(b)	1,373,582
10,200	Disco Corp	3,117,656
170,194	Epiroc AB Class A	4,303,493
99,963	GEA Group AG	5,459,910
6,325	Geberit AG	5,155,722
169,117	Halma PLC	7,330,414
207,300	Hazama Ando Corp	1,560,103
51,379	Hirose Electric Co Ltd	8,634,729
37,000	Hitachi Ltd	2,004,413
80,800	Holcim Ltd	4,109,413
Shares		Fair Value
Industrial — (continued)
111,300	Hosiden Corp	$ 1,114,905
335,474	IMI PLC	7,907,236
133,000	Japan Aviation Electronics Industry Ltd	2,304,993
101,400	Kamigumi Co Ltd	1,920,086
100,400	Kinden Corp	1,509,612
116,900	Kitz Corp	723,622
32,997	Knorr-Bremse AG	3,258,929
70,900	Kumagai Gumi Co Ltd(b)	1,769,941
1,881,000	Lee & Man Paper Manufacturing Ltd	1,308,007
129,008	Legrand SA	15,109,538
238,900	Leonardo SpA(b)	1,707,652
35,400	Nichiha Corp(b)	941,237
140,700	Nikon Corp	1,515,647
73,400	Nippon Electric Glass Co Ltd(a)	1,881,959
17,064	Nordson Corp	4,355,927
408,000	NWS Holdings Ltd	382,743
197,000	Obayashi Corp	1,524,651
53,000	Omron Corp	5,281,312
266,700	Rengo Co Ltd	2,017,440
30,700	Rheinmetall AG	2,889,177
32,200	Sankyu Inc	1,336,173
23,099	Schindler Holding AG(a)	6,200,463
125,614	Schneider Electric SE	24,695,121
140,200	Seino Holdings Co Ltd	1,420,881
206,500	Shimadzu Corp	8,722,148
92,300	Signify NV(c)	4,285,648
16,190	Sika AG	6,728,846
221,400	SKF AB Class B	5,236,050
11,300	SMC Corp	7,637,197
60,856	Spectris PLC	3,028,307
47,559	Spirax-Sarco Engineering PLC	10,347,035
64,700	Taisei Corp	1,967,532
34,200	Tsubakimoto Chain Co(b)	939,843
57,100	Valmet OYJ(a)	2,448,198
128,200	Venture Corp Ltd	1,742,090
80,858	Wartsila OYJ Abp	1,134,095
94,600	Wienerberger AG	3,474,041
1,024,000	Xinyi Glass Holdings Ltd	2,564,938
122,700	Yokogawa Electric Corp	2,214,664
		240,475,676
Technology — 10.71%
70,040	Analog Devices Inc	12,310,931
35,097	ANSYS Inc(b)	14,078,109
15,250	Atos SE	646,012
167,886	Cadence Design Systems Inc(b)	31,285,556
10,900	Capgemini SE	2,671,376
17,500	Check Point Software Technologies Ltd(b)	2,039,800
118,739	Dassault Systemes SE	7,046,598
73,000	DTS Corp(b)	1,603,323
26,092	Infineon Technologies AG	1,201,234

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Technology — (continued)
222,500	Micro Focus International PLC	$ 1,259,580
148,071	Nomura Research Institute Ltd	6,330,153
27,300	Obic Co Ltd	5,109,173
2,174,000	PAX Global Technology Ltd	1,539,021
187,667	Samsung Electronics Co Ltd	12,325,028
45,506	SAP SE	6,404,485
18,800	Siltronic AG(a)	3,007,345
176,069	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	21,182,861
17,455	Texas Instruments Inc	3,289,744
40,900	Tokyo Seimitsu Co Ltd(b)	1,811,619
		135,141,948
Utilities — 0.94%
1,543,900	A2A SpA	3,008,477
203,700	AGL Energy Ltd	910,082
441,300	Drax Group PLC	3,626,381
92,467	Enagas SA	2,148,129
276,700	Enel SpA(b)	2,212,514
		11,905,583
TOTAL COMMON STOCK — 96.73% (Cost $1,019,820,894)		$1,221,029,788
PREFERRED STOCK
Consumer, Cyclical — 1.09%
53,800	Porsche Automobil Holding SE	5,079,403
240,113	Schaeffler AG	1,985,053
33,100	Volkswagen AG	6,649,228
		13,713,684
Consumer, Non-Cyclical — 0.92%
24,400	Draegerwerk AG & Co KGaA	1,528,704
125,710	Henkel AG & Co KGaA	10,143,669
		11,672,373
TOTAL PREFERRED STOCK — 2.01% (Cost $30,776,298)		$ 25,386,057
WARRANTS
Consumer, Cyclical — 0.01%
86,430	Cie Financiere Richemont SA(b)	94,853
TOTAL WARRANTS — 0.01% (Cost $0)		$ 94,853
Shares		Fair Value
GOVERNMENT MONEY MARKET MUTUAL FUNDS
3,512,000	BlackRock FedFund Institutional Class(d), 0.03%(e)	$ 3,512,000
3,512,000	Federated Hermes Government Obligations Fund Premier Shares(d), 0.03%(e)	3,512,000
1,749,000	Fidelity® Investments Money Market Government Portfolio Institutional Class(d), 0.01%(e)	1,749,000
3,798,000	Goldman Sachs Financial Square Government Fund Institutional Class(d), 0.02%(e)	3,798,000
3,459,000	Invesco Government & Agency Portfolio Institutional Class(d), 0.03%(e)	3,459,000
3,459,000	JPMorgan U.S. Government Money Market Fund Capital Shares(d), 0.03%(e)	3,459,000
1,749,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(d), 0.03%(e)	1,749,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 1.68% (Cost $21,238,000)		$ 21,238,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.75%
$1,550,436	Repurchase agreement (principal amount/value $1,550,460 with a maturity value of $1,550,466) with Barclays Capital Inc, 0.05%, dated 12/31/21 to be repurchased at $1,550,436 on 1/3/22 collateralized by U.S. Treasury securities, 0.13% - 1.00%, 7/15/30 - 2/15/46, with a value of $1,581,471.(d)	1,550,436

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$10,308,918	Undivided interest of 12.34% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $10,308,918 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(d)	$ 10,308,918
10,308,919	Undivided interest of 17.47% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $10,308,919 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(d)	10,308,919
TOTAL SHORT TERM INVESTMENTS — 1.75% (Cost $22,168,273)		$ 22,168,273
TOTAL INVESTMENTS — 102.18% (Cost $1,094,003,465)		$1,289,916,971
OTHER ASSETS & LIABILITIES, NET — (2.18)%		$ (27,557,109)
TOTAL NET ASSETS — 100.00%		$1,262,359,862
(a)	All or a portion of the security is on loan at December 31, 2021.
(b)	Non-income producing security.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Collateral received for securities on loan.
(e)	Rate shown is the 7-day yield as of December 31, 2021.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2021
Summary of Investments by Country as of December 31, 2021.
Country	Fair Value	Percentage of Fund Investments
Japan	$ 248,114,341	19.23%
France	171,330,961	13.28
Switzerland	163,266,387	12.66
United Kingdom	153,943,209	11.93
United States	117,132,206	9.08
Germany	113,713,249	8.82
Netherlands	48,759,997	3.78
Australia	36,144,777	2.80
Denmark	27,915,805	2.16
Sweden	26,339,768	2.04
Spain	21,453,159	1.66
Taiwan	21,182,861	1.64
Hong Kong	20,266,231	1.57
Ireland	20,213,208	1.57
Canada	18,401,525	1.43
Italy	14,466,547	1.12
South Korea	12,325,028	0.96
Singapore	11,818,338	0.92
Finland	11,331,287	0.88
Austria	7,885,151	0.61
Israel	7,606,441	0.59
Belgium	7,229,644	0.56
Norway	6,513,922	0.51
Bermuda	1,707,809	0.13
New Zealand	855,120	0.07
Total	$1,289,916,971	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West International Value Fund
ASSETS:
Investments in securities, fair value (including $41,121,300 of securities on loan)(a)	$1,267,748,698
Repurchase agreements, fair value(b)	22,168,273
Cash	14,275,892
Cash denominated in foreign currencies, fair value(c)	1,121,575
Dividends receivable	3,914,132
Subscriptions receivable	416,748
Receivable for investments sold	47,593
Total Assets	1,309,692,911
LIABILITIES:
Payable for director fees	3,085
Payable for distribution fees	38
Payable for investments purchased	240,262
Payable for other accrued fees	200,645
Payable for shareholder services fees	72,035
Payable to investment adviser	714,808
Payable upon return of securities loaned	43,406,273
Redemptions payable	2,695,903
Total Liabilities	47,333,049
NET ASSETS	$1,262,359,862
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$12,977,685
Paid-in capital in excess of par	1,060,149,234
Undistributed/accumulated earnings	189,232,943
NET ASSETS	$1,262,359,862
NET ASSETS BY CLASS
Investor Class	$247,737,719
Class L	$152,216
Institutional Class	$1,014,469,927
CAPITAL STOCK:
Authorized
Investor Class	65,000,000
Class L	15,000,000
Institutional Class	360,000,000
Issued and Outstanding
Investor Class	19,363,390
Class L	11,998
Institutional Class	110,401,460
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$12.79
Class L	$12.69
Institutional Class	$9.19
(a) Cost of investments	$1,071,835,192
(b) Cost of repurchase agreements	$22,168,273
(c) Cost of cash denominated in foreign currencies	$1,121,061
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West International Value Fund
INVESTMENT INCOME:
Interest	$7,099
Income from securities lending	264,611
Dividends	35,780,360
Foreign withholding tax	(3,923,015)
Total Income	32,129,055
EXPENSES:
Management fees	8,177,294
Shareholder services fees – Investor Class	826,805
Shareholder services fees – Class L	2,585
Audit and tax fees	70,678
Custodian fees	207,222
Director's fees	17,642
Distribution fees – Class L	1,841
Legal fees	10,361
Pricing fees	11,660
Registration fees	41,287
Shareholder report fees	9,991
Transfer agent fees	14,444
Other fees	4,363
Total Expenses	9,396,173
Less amount waived by investment adviser	4,090
Net Expenses	9,392,083
NET INVESTMENT INCOME	22,736,972
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	35,079,964
Net realized gain on forward foreign currency contracts	881,831
Net Realized Gain	35,961,795
Net change in unrealized appreciation on investments and foreign currency translations	66,638,834
Net change in unrealized appreciation on forward foreign currency contracts	554,638
Net Change in Unrealized Appreciation	67,193,472
Net Realized and Unrealized Gain	103,155,267
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,892,239
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West International Value Fund	2021	2020
OPERATIONS:
Net investment income	$22,736,972	$16,264,891
Net realized gain	35,961,795	23,402,964
Net change in unrealized appreciation	67,193,472	63,246,922
Net Increase in Net Assets Resulting from Operations	125,892,239	102,914,777
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(10,187,387)	(4,290,605)
Class L	(8,365)	(79,624)
Institutional Class	(64,713,158)	(30,058,142)
From Net Investment Income and Net Realized Gains	(74,908,910)	(34,428,371)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	81,359,169	63,196,477
Class L	66,458	1,622,227
Institutional Class	208,095,720	155,337,012
Shares issued in reinvestment of distributions
Investor Class	10,187,387	4,290,605
Class L	8,365	79,624
Institutional Class	64,713,158	30,058,142
Shares redeemed
Investor Class	(77,734,900)	(76,764,668)
Class L	(963,219)	(11,683,327)
Institutional Class	(202,085,433)	(220,429,665)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	83,646,705	(54,293,573)
Total Increase in Net Assets	134,630,034	14,192,833
NET ASSETS:
Beginning of year	1,127,729,828	1,113,536,995
End of year	$1,262,359,862	$1,127,729,828
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	6,275,739	6,029,716
Class L	5,296	162,177
Institutional Class	21,919,281	20,615,298
Shares issued in reinvestment of distributions
Investor Class	785,858	367,376
Class L	643	7,499
Institutional Class	6,934,303	3,491,947
Shares redeemed
Investor Class	(6,028,651)	(7,395,073)
Class L	(75,450)	(1,131,676)
Institutional Class	(21,290,958)	(28,324,461)
Net Increase (Decrease)	8,526,061	(6,177,197)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$12.03	0.20	1.10	1.30	(0.21)	(0.33)	(0.54)	$12.79	10.83%
12/31/2020	$11.19	0.13	0.95	1.08	(0.11)	(0.13)	(0.24)	$12.03	9.73%
12/31/2019	$ 9.39	0.21	1.86	2.07	(0.14)	(0.13)	(0.27)	$11.19	22.06%
12/31/2018	$14.24	0.21	(2.45)	(2.24)	(0.17)	(2.44)	(2.61)	$ 9.39	(15.57%)
12/31/2017	$11.71	0.13	2.95	3.08	(0.14)	(0.41)	(0.55)	$14.24	26.47%
Class L
12/31/2021	$11.80	0.20	1.05	1.25	(0.03)	(0.33)	(0.36)	$12.69	10.56%
12/31/2020	$10.90	0.14	0.89	1.03	-	(0.13)	(0.13)	$11.80	9.66%
12/31/2019	$ 9.16	0.17	1.84	2.01	(0.14)	(0.13)	(0.27)	$10.90	21.80%
12/31/2018	$13.82	0.18	(2.40)	(2.22)	(0.00) (d)	(2.44)	(2.44)	$ 9.16	(15.91%)
12/31/2017	$11.38	0.09	2.87	2.96	(0.11)	(0.41)	(0.52)	$13.82	26.14%
Institutional Class
12/31/2021	$ 8.81	0.18	0.81	0.99	(0.28)	(0.33)	(0.61)	$ 9.19	11.26%
12/31/2020	$ 8.27	0.13	0.70	0.83	(0.16)	(0.13)	(0.29)	$ 8.81	10.21%
12/31/2019	$ 7.04	0.18	1.40	1.58	(0.22)	(0.13)	(0.35)	$ 8.27	22.43%
12/31/2018	$11.51	0.20	(1.98)	(1.78)	(0.25)	(2.44)	(2.69)	$ 7.04	(15.30%)
12/31/2017	$ 9.57	0.14	2.42	2.56	(0.21)	(0.41)	(0.62)	$11.51	26.93%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2021	$ 247,738	1.06%	1.06%	1.57%	17%
12/31/2020	$ 220,602	1.07%	1.07%	1.27%	20%
12/31/2019	$ 216,315	1.06%	1.06%	2.02%	24%
12/31/2018	$ 228,890	1.07%	1.06%	1.53%	76%
12/31/2017	$ 307,599	1.06%	1.04%	1.00%	14%
Class L
12/31/2021	$ 152	1.87%	1.32%	1.60%	17%
12/31/2020	$ 962	1.53%	1.32%	1.41%	20%
12/31/2019	$ 11,370	1.48%	1.32%	1.69%	24%
12/31/2018	$ 10,315	1.40%	1.32%	1.36%	76%
12/31/2017	$ 65,907	1.38%	1.34%	0.64%	14%
Institutional Class
12/31/2021	$1,014,470	0.70%	0.70%	1.93%	17%
12/31/2020	$ 906,166	0.70%	0.70%	1.66%	20%
12/31/2019	$ 885,852	0.69%	0.69%	2.32%	24%
12/31/2018	$ 717,513	0.71%	0.71%	1.86%	76%
12/31/2017	$ 918,739	0.71%	0.71%	1.30%	14%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West International Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. Effective as of the close of business on October 2, 2020, Class L shares are closed to new investors. Existing shareholders may continue to contribute, reinvest dividends and capital gains arising from Class L shares. The Fund reserves the right to modify or limit the above exceptions or re-open Class L shares at any time without prior notice. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Warrants	Exchange traded close price, bids and evaluated bids.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.

Annual Report - December 31, 2021

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 128,584,033	$ 1,092,445,755	$ —	$ 1,221,029,788
Preferred Stock	—	25,386,057	—	25,386,057
Warrants	—	94,853	—	94,853
Government Money Market Mutual Funds	21,238,000	—	—	21,238,000
Short Term Investments	—	22,168,273	—	22,168,273
Total Assets	$ 149,822,033	$ 1,140,094,938	$ 0	$ 1,289,916,971
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2021

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$33,761,804	$18,330,137
Long-term capital gain	41,147,106	16,098,234
	$74,908,910	$34,428,371
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	3,372,095
Capital loss carryforwards	—
Post-October losses	(2,729,687)
Net unrealized appreciation	188,590,535
Tax composition of capital	$189,232,943
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(2,729,687)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$1,101,326,436
Gross unrealized appreciation on investments	277,592,477
Gross unrealized depreciation on investments	(89,001,942)
Net unrealized appreciation on investments	$188,590,535
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.

Annual Report - December 31, 2021

In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $16,089,802 in forward contracts for the reporting period. As of December 31, 2021, there were no forward contracts held.
3.  DERIVATIVE FINANCIAL INSTRUMENTS
The effect of derivative investments for the year ended December 31, 2021 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$881,831	Net change in unrealized appreciation on forward foreign currency contracts	$554,638
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2021

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.67% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.72% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder services fees, distribution fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$16,725	$16,460	$4,090	$0
The Adviser and Great-West Funds entered into sub-advisory agreements with LSV Asset Management and Massachusetts Financial Services Company. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $246,568,981 and $199,728,012, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the

Annual Report - December 31, 2021

amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $41,121,300 and received collateral as reported on the Statement of Assets and Liabilities of $43,406,273 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued.
The Board of Directors of Great-West Funds, Inc., on behalf of the Fund, has authorized the redesignation of the Class L shares of the Funds into Investor Class shares of the Fund effective on or about April 22, 2022.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West International Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $3,906,256 and has derived gross income from sources within foreign countries amounting to $35,706,598.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 1% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022